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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549


FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     February 19, 2003
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         The A Consulting Team, Inc.
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(Exact Name of Registrant as Specified in Charter)


      New York                       0-22945                 13-3169913
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(State or Other Jurisdiction      (Commission File           (IRS Employer
of Incorporation)                     Number)               Identification No.)


200 Park Avenue South, New York, New York            10003
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(Address of Principal Executive Offices)            (Zip Code)

Registrant's telephone number, including area code (212) 979-8228
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(Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.


         A description of an event affecting the Registrant is set forth in the Registrant's press release dated February 19, 2003 attached hereto as Exhibit Number 99 which is incorporated by reference herein in its entirety.


Item 7.  Exhibits.


Exhibits                Description
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99             Press Release Issued February 19, 2003





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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              The A Consulting Team, Inc.
                                                           Registrant


Date: February 19, 2003

                                             By: /s/ Richard D. Falcone
                                                 ----------------------
                                             Name:    Richard D. Falcone
                                             Title:   Treasurer and Chief
                                                      Financial Officer

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                                  Exhibit Index

Exhibit No.     Description
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  99            Press release dated February 19, 2003